Exhibit 10.30.9
Direction des Opérations
Back Office Dérivés
Objet  :  Derivatives Confirmation

Credit Agricole Corporate and Investment Bank
BACK OFFICE SWAPS
1301 AVENUE OF THE AMERICAS
NY 10019-6022 NEW YORK
UNITED STATES OF AMERICA
ASHFORD HOSPITALITY LP
M DERIC EUBANKS
14185 DALLAS PARKWAY
SUITE 1100
75254 DALLAS
UNITED STATE
For clarification, in this confirmation, the entity “Ashford Hospitality IP” is equivalent to the entity
“Ashford Hospitality Limited partnership”
NEWYORK, Nov 19, 2010

Re	:	Confirmation Agreement

Our reference	:	3903758NY / D00027OBAR

To	:	ASHFORD HOSPITALITY LP DALLAS

Attn	:	M DERIC EUBANKS
Dear Sirs,
We are pleased to enclose one execution copy of the above referenced Confirmation Agreement signed on behalf of Credit Agricole Corporate and Investment Bank.
Assuming that you are in accordance with these documents, we would be grateful if you could arrange to have each copy signed by the appropriate authorized officers and return one copy to the following address:
CA-CIB New York Branch
c/o CA-CIB France
BACK OFFICE PRODUITS DERIVES
9 QUAI DU PRESIDENT PAUL DOUMER
92920 PARIS LA DEFENSE CEDEX
FRANCE
We look forward to receiving signed documents but in the meantime should you have any questions please do not hesitate to call us on
33 1 41894717 / 33 1 41896882.
Thank you very much for your cooperation, we look forward to hearing from you in the future.
Best regards,
BACK OFFICE SWAPS
Credit Agricole Corporate and Investment Bank, NEW YORK
3903758NY / D00027OBAR

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INTEREST RATE SWAP TRANSACTION
This confirmation cancels and supersedes the previous confirmation under the same reference

Dear Sirs,
The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”).
1.  This Confirmation supplements, forms part of and is subject to, the ISDA Master Agreement dated as of Jun 25, 2008 as amended and supplemented from time to time (the “Agreement”), between Credit Agricole Corporate and Investment Bank (“Party A”) and ASHFORD HOSPITALITY LP (“Party B”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.
The definitions and provisions contained in the 2006 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc., are incorporated by reference herein. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.
2.  The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Our reference	:	3903758NY / D00027OBAR

Trade Date	:	Oct 14, 2010

Effective Date	:	Oct 13, 2010

Termination Date	:	Mar 13, 2013, subject to adjustment in accordance with the Modified Following Business Day Convention

Notional Amount	:	USD 325,000,000.00
3.  Floating Amounts

Floating Rate Payer	:	Credit Agricole Corporate and Investment Bank, NEW YORK

Floating Rate Payer Payment Dates	:	Monthly on the 13th commencing Nov 15, 2010 and ending with the Termination Date subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Amount	:	The Floating Rate Option with the Designated Maturity plus Spread. The Floating Rate Option is subject to Condition 1
3903758NY / D00027OBAR

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Condition 1	:	The Floating Rate Option shall never be leas than 1.25%

Floating Rate Option	:	USD-LIBOR-BBA

Designated Maturity	:	1 month

Spread	:	263.800000 basis point (s)

Floating Rate Day Count Fraction	:	Actual / 360

Period End Date	:	Adjusted

Reset Dates	:	The First Day of each Calculation Period

Fixing Dates	:	2 business day(s) before the first business day of each Floating Rate Calculation Period

Compounding	:	Inapplicable

Business Days for Fixings	:	London

Business Days for Payments	:	New York
4.  Fixed Amounts

Fixed Rate Payer	:	ASHFORD HOSPITALITY LP, DALLAS

Fixed Rate	:	4.113600 percent per annum

Fixed Rate Payer Payment Dates	:	Monthly on the 13th commencing Nov 15, 2010 and ending with the Termination Date subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate Day Count Fraction	:	Actual / 360

Period End Date	:	Adjusted

Compounding	:	Inapplicable

Business Days for Payments	:	New York

Calculation Agent	:	Credit Agricole Corporate and Investment Bank, NEW YORK unless otherwise specified in the Master Agreement
5.  Additional clause:
Credit Agricole Corporate and Investment Bank transaction D00027OBAR/3903758NY can not be terminated or modified without the same termination or modification of Credit
3903758NY / D00027OBAR

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Agricole Corporate and Investment Bank Trades NO1809SSTD/2443525NY and NO1814OSTD/2443796NY.
6.  Account Details:

Payments To ASHFORD HOSPITALITY LP, DALLAS:

Accounts for payments in USD

We will pay by bank transfer
To	:	JPMORGAN CHASE BANK DALLAS, TEXAS
SWIFT	:
A/C	:	08806397111
Fav.	:	ASHFORD HOSPITALITY LP, DALLAS

Payments To Credit Agricole Corporate and Investment Bank, NEW YORK :

Accounts for payments in USD

Please pay bank transfer
TO	:	CA-CIB New York Branch, NEW YORK
SWIFT	:	CRLYUS33
A/C	:	0188180321100
Fav.	:	CA-CIB New York Branch, NEW YORK
Ref	:	/BNF/ STEPHANIE BILY 972-778-9284
7.  Offices:
The office of Counterparty for the Notification is:
ASHFORD HOSPITALITY LP
M DERIC EUBANKS
14185 DALLAS PARKWAY
SUITE 1100
75254 DALLAS
UNITED STATE
Tel.: 0019727789451
Fax: 0019727789261
The office of Credit Agricole Corporate and Investment Bank for the Notification is:
CA-CIB New York Branch
c/o CA-CIB France
BACK OFFICE PRODUITS DERIVES
9 QUAI DU PRESIDENT PAUL DOUMER
92920 PARIS LA DEFENSE CEDEX
FRANCE
Tel. (vanilla/exotic): 33 / 33
Fax (vanilla/exotic): 33 1 41893916 / 33
Local contact:
Tel: 0012122617136
3903758NY / D00027OBAR

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Fax: 0012124593166
8. Broker: none
9. Representations:
Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):
(a) Non-reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.
(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes the risks of that Transaction.
(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.
(d) Risk Management. If Party B is not a bank, a credit institution, an investment firm (or any licensed financial institution), it has entered into this Transaction for the purpose of hedging in connection with its line of business and not for speculation purposes.
3903758NY / D00027OBAR

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The Parties declare that this Confirmation may be issued through a computer system and may be signed by the Parties by digitalization of the signature of a person duly authorized by the Parties (hereafter the “Digital Signature”).
In the context of this Confirmation, which is governed by the ISDA Master-Agreement, the Digital Signature is valid with regard to the Parties as to identity authorized by each of the Parties to sign and of their consent to the rights and obligations evidenced in the Confirmation.
The Parties declare and accept that the Digital Signature is equivalent to a manuscript signature and expressly renounce the right to institute any proceedings based on the absence of a manuscript signature.
Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a letter or telex substantially similar to this letter, which letter or telex sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms.
Yours sincerely,

Credit Agricole Corporate and	ASHFORD HOSPITALITY LP
Investment Bank	By: Ashford OP General Partner

Joseph KUAKUVI Capital Markets Operations
By: David A. Brooks Vice President

Delphine MARGUERITAIN

Credit Derivative Back Office

3903758NY / D00027OBAR

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